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                                                                  Exhibit 10.179

                    ASSIGNMENT OF PURCHASE AND SALE AGREEMENT


     For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned, INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation, ("Assignor") hereby assigns to INLAND WESTERN LAWRENCE, L.L.C., a Delaware limited liability company, ("Assignee") all of its right, title and interest in that certain Purchase and Sale Agreement by and between INLAND REAL ESTATE ACQUISITIONS, INC., as Purchaser, and PINE RIDGE PLAZA, LLC, as Seller, executed by Purchaser on February 26, 2004 and executed by Seller on February 27, 2004, as amended, for purchase and sale of certain real property commonly known as Pine Ridge Plaza (the "Property").

     By execution hereof by Assignee, Assignee hereby accepts the assignment and assumes all of the obligations of Assignor under the Purchase Agreement.

     This Assignment is effective as of the 4th day of June, 2004.

                ASSIGNOR: INLAND REAL ESTATE ACQUISITIONS, INC.,
                          an Illinois corporation


                          By:  /s/ G. Joseph Cosenza
                               -------------------------------------------------
                               G. Joseph Cosenza
                          Its: President

                ASSIGNEE: INLAND WESTERN LAWRENCE, L.L.C., a
                          Delaware limited liability company

                          By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, its sole member

                               By:  /s/ Valerie Medina
                                   ---------------------------------------------
                                   Valerie Medina
                                   Assistant Secretary